                      WM VARIABLE TRUST


                      EQUITY INCOME FUND


                          PROSPECTUS


                         MAY 2, 2005

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                    Summary of Principal Risks..................................     5
                    Fees and Expenses of the Fund...............................     7
                    Investment Strategies and Risks.............................     7
                    Common Investment Practices.................................     8
                    Investing in the Fund.......................................    12
                    Distribution Plan and Additional Information
                      Regarding Dealer Compensation.............................    13
                    Tax Considerations..........................................    15
                    How Net Asset Value Is Determined...........................    15
                    Advisor.....................................................    16
                    Management Fees.............................................    16
                    Financial Highlights........................................    17
                    Appendix A..................................................    19

RISK/RETURN SUMMARY

This summary identifies the investment objective, principal investment strategies, and principal risks of the Equity Income Fund (the "Fund"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about the Fund. In making investment decisions, there are some general principles that the Fund's investment advisor, WM Advisors, Inc. ("WM Advisors"), applies. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for the life of the Fund. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following the bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of a broad-based securities market index for the past one, five, and ten years (or, in the case of a newer Fund or Class, since inception of that Fund or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

EQUITY INCOME FUND

OBJECTIVE: The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS and EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1999                                                                              2.49
2000                                                                             17.19
2001                                                                              7.92
2002                                                                            -12.51
2003                                                                             30.10
2004                                                                             19.12

During the periods shown above, the highest quarterly return was 15.69% (for the quarter ended 6/30/03), and the lowest was -14.67% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS     (4/28/98)     (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  19.12%         11.39%          9.30%          N/A
   CLASS 2 SHARES                                                  18.82%          N/A             N/A          9.42%
   STANDARD & POORS ("S&P") 500 INDEX(2)                           10.87%         -2.30%          2.82%         0.92%
   S&P 500/BARRA VALUE INDEX(3)                                    15.71%          2.48%          3.95%         1.80%

1 Effective August 1, 2000, the investment objective and policies of the Fund changed. Accordingly, the performance of the Fund shown above may not reflect what the Fund's performance would have been under its current investment objective and policies.
2 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.
3 This index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Fund, its investments, and related risks.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, funds that focus on investments in "value" stocks are subject to the risk that the market may not favor the particular securities in which the funds may invest.

One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline to the extent the Fund holds income-producing equity or fixed-income investments because such investments are likely to be worth less.

Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND securities.

While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase the Fund's vulnerability to such factors.

By investing in equity securities such as common stock, preferred stock, and convertible securities, the Fund is exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CREDIT RISK. The Fund may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Equity Income Fund as it may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK. The Equity Income Fund which invests in securities denominated in, and/or receives revenues in, FOREIGN CURRENCIES, will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

FOREIGN INVESTMENT RISK. The Fund may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. The Equity Income Fund may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

REAL ESTATE RISK. The Fund, which may invest a significant portion of its assets in REITs, is subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling ILLIQUID SECURITIES at an advantageous price. The Fund may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees.

FUND-OF-FUNDS RISK. The Strategic Asset Management Portfolios of WM Variable Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since the Fund that experiences redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since the Fund that receives additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios can own a substantial portion of the Fund, a redemption or reallocation by the Portfolios away from the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. The following table describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                          ANNUAL FUND OPERATING EXPENSES
                                                                (EXPENSES THAT ARE
                                                            DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------
                                                                                         TOTAL
                                                                                        ANNUAL
                                                              SERVICE                    FUND
                                                MANAGEMENT   (12B-1)(1)    OTHER       OPERATING
                                                   FEES         FEES      EXPENSES     EXPENSES
...................................................................................................
  Class 1 Shares                                  0.62%        0.00%       0.05%         0.67%
...................................................................................................
  Class 2 Shares                                  0.62%        0.25%       0.05%         0.92%
--------------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Class 1 Shares                             $68       $214       $373        $835
..........................................
  Class 2 Shares                             $94       $293       $509      $1,131
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Dealer Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goal. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell

U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

COMMON INVESTMENT PRACTICES

This section contains more detailed information about types of securities in which the Fund may invest and strategies that WM Advisors may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If the Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. This percentage limitation on borrowing is a fundamental policy of the Fund.

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by the Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.
  The fixed-income securities in which the Fund may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The Fund may purchase floating rate, inverse floating rate, and variable rate securities, including participation interests therein and assignments thereof.
  The Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:
  - repurchase agreements with maturities greater than seven days;
  - time deposits maturing in more than seven days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES (provided such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to
be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
  In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at times when it wishes to do so.
  In addition, the Fund may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The Fund may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, including home equity loans; and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills; are not diversified; and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Fund may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  All the above are collectively referred to as "strategic transactions." Strategic transactions may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.
  The use of strategic transactions involves special considerations and risks; for example:
  - the ability of the Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors to predict pertinent market movements;
  - the risk that the other party to a strategic transaction will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and
  - the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.
  Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
  When-issued securities may include bonds purchased on a "when, as, and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of the Fund's assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights" in this prospectus. WM Advisors will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION
Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause the portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies which can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's net asset value per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase shares of the Fund.
  The Board of Trustees has adopted policies and procedures designed to deter market timing with respect to the Fund. The procedures include the use of "fair value" pricing and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts"). Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders identified as market timers. The Fund reserves the right to reject any purchases, including purchases by exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Fund, there is no assurance that short-term trading will not occur.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site for the Fund at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI and on the Web site at wmgroupoffunds.com.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING DEALER COMPENSATION

  The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amount payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the remaining amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell variable annuities, variable life insurance contracts, and certain retirement plans that are funded through investments in the Fund or may offer the Fund as an investment option. These financial intermediaries receive compensation from the Distributor and its affiliates for selling such variable annuities, variable life insurance contracts, and shares of the Fund to retirement plans and/or providing services to shareholders of such contracts or beneficiaries of plans. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also makes ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to the ongoing payments and reimbursement of costs associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans, for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary.
  For 2004, the Distributor's total payments to these firms for distribution services related to the WM Group of Funds represented approximately 0.01% of the average daily net assets of the WM Group of Funds, or approximately $315,000.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's sales; assets and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans; and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Fund and related investor services.
  Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.
  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans that (other than ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
FFP Securities, Inc.
FSC Securities Corporation
H. Beck, Inc.
Investacorp, Inc.
NFP Securities, Inc.
Royal Alliance Associates, Inc.
Triad Advisors, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your insurance contract imposes other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that may be assessed.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by the Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.
  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAV is determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally requires the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

ADVISOR

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors. For more information, see the SAI.
  WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Fund's investment performance, and reporting to the Board of Trustees, as well as providing certain administrative services to the Fund. In connection with its service as investment advisor, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.
  The Fund's portfolio manager is compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and portfolio manager ownership of Fund shares.

JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WM Advisors, will be responsible for the day-to-day management of the Equity Income Fund beginning October 1, 2005. Prior to joining WM Advisors in September 2005, Mr. Suty privately managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was the portfolio manager of large-cap value stocks at Washington Capital Management, Inc. He was a principal and director of the firm.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.62% of its net assets.

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IF ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                                              CLASS 1
                                                              --------------------------------------------------------------
EQUITY INCOME FUND                                               2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.90     $  11.01     $  12.87     $ 12.11      $ 10.50
                                                               --------     --------     --------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.32(3)      0.31(3)      0.36(3)     0.42(3)      0.36(3)
      Net realized and unrealized gain/(loss) on investments       2.30         2.95        (1.95)       0.54         1.42
                                                               --------     --------     --------     -------      -------
      Total from investment operations                             2.62         3.26        (1.59)       0.96         1.78
                                                               --------     --------     --------     -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.26)       (0.31)       (0.25)      (0.12)       (0.17)
      Dividends from net realized capital gains                      --        (0.06)       (0.02)      (0.08)          --
                                                               --------     --------     --------     -------      -------
      Total distributions                                         (0.26)       (0.37)       (0.27)      (0.20)       (0.17)
                                                               --------     --------     --------     -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  16.26     $  13.90     $  11.01     $ 12.87      $ 12.11
                                                               ========     ========     ========     =======      =======
TOTAL RETURN(1)                                                   19.12%       30.10%      (12.51)%      7.92%       17.19%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $189,517     $149,603     $112,304     $97,982      $46,744
      Ratio of operating expenses to average net assets            0.67%        0.70%        0.70%       0.70%        0.98%
      Ratio of net investment income to average net assets         2.15%        2.63%        3.04%       3.29%        3.31%
      Portfolio turnover rate                                        26%          23%          16%         15%          40%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.67%        0.70%        0.70%       0.70%        0.99%

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 Per share numbers have been calculated using the average shares method.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(4)
    ----------   ----------   ----------   ----------
     $ 13.85      $ 10.99      $ 12.87       $12.64
     -------      -------      -------       ------
        0.28(3)      0.29(3)      0.32(3)      0.22(3)
        2.30         2.93        (1.93)        0.21
     -------      -------      -------       ------
        2.58         3.22        (1.61)        0.43
     -------      -------      -------       ------
       (0.25)       (0.30)       (0.25)       (0.12)
          --        (0.06)       (0.02)       (0.08)
     -------      -------      -------       ------
       (0.25)       (0.36)       (0.27)       (0.20)
     -------      -------      -------       ------
     $ 16.18      $ 13.85      $ 10.99       $12.87
     =======      =======      =======       ======
       18.82%       29.73%      (12.67)%       3.40%
     $24,094      $12,619      $ 6,460       $  658
        0.92%        0.95%        0.95%        0.94%(5)
        1.90%        2.38%        2.79%        3.05%(5)
          26%          23%          16%          15%
        0.92%        0.95%        0.95%        0.94%(5)

4 The Equity Income Fund commenced selling Class 2 shares on May 1, 2001. 5 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they compose what are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Trust's Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831

                                                                      ADVVT 5/05

                      WM VARIABLE TRUST


                      MID CAP STOCK FUND


                          PROSPECTUS


                         MAY 2, 2005

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                    Summary of Principal Risks..................................     5
                    Fees and Expenses of the Fund...............................     8
                    Investment Strategies and Risks.............................     9
                    Common Investment Practices.................................    10
                    Investing in the Fund.......................................    16
                    Distribution Plan and Additional Information
                      Regarding Dealer Compensation.............................    17
                    Tax Considerations..........................................    19
                    How Net Asset Value Is Determined...........................    20
                    Advisor.....................................................    20
                    Management Fees.............................................    21
                    Financial Highlights........................................    22
                    Appendix A..................................................    24

RISK/RETURN SUMMARY

This summary identifies the investment objective, principal investment strategies, and principal risks of the Mid Cap Stock Fund (the "Fund"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about the Fund. In making investment decisions, there are some general principles that the Fund's investment advisor, WM Advisors, Inc. ("WM Advisors"), applies. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for the life of the Fund. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following the bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of a broad-based securities market index for the past one, five, and ten years (or, in the case of a newer Fund or Class, since inception of that Fund or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

MID CAP STOCK FUND

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index (approximately $0.34 billion to $9.41 billion as of December 31, 2004) at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Real Estate Risk
- Credit Risk                     - Management Risk                 - Derivatives Risk
- Currency Risk                   - Smaller Company Risk            - Liquidity Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

2001                                                                             11.99
2002                                                                            -10.35
2003                                                                             27.73
2004                                                                             14.59

During the periods shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01), and the lowest was -13.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                 SINCE       SINCE
                                                                                CLASS 1     CLASS 2
                                                                               INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   (5/1/00)    (5/1/01)
   -------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  14.59%       12.39%        N/A
   CLASS 2 SHARES                                                  14.28%         N/A        9.30%
   STANDARD & POORS ("S&P") MIDCAP 400 INDEX(1)                    16.48%        8.29%       8.85%

1 This is an unmanaged index of the common stocks of 400 mid-size companies selected on the basis of market capitalization, liquidity, and industry representation.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Fund, its investments, and related risks.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, funds that focus on investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the funds may invest.

One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline to the extent the Fund holds income-producing equity or fixed-income investments because such investments are likely to be worth less.

Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND securities.

While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase the Fund's vulnerability to such factors.

By investing in equity securities such as common stock, preferred stock, and convertible securities, the Fund is exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CREDIT RISK. The Fund may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Mid Cap Stock Fund as it may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK. The Fund which invests in securities denominated in, and/or receives revenues in, FOREIGN CURRENCIES is subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

FOREIGN INVESTMENT RISK. The Fund may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as

U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. The Fund may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

REAL ESTATE RISK. The Fund, which may invest a significant portion of its assets in REITs, is subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling ILLIQUID SECURITIES at an advantageous price. The Fund may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees.

FUND-OF-FUNDS RISK. The Strategic Asset Management Portfolios of WM Variable Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since the Fund that experiences redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since the Fund that receives additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios can own a substantial portion of the Fund, a redemption or reallocation by the Portfolios away from the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. The following table describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES       FEES     EXPENSES     EXPENSES
................................................................................................
  Class 1 Shares                                  0.75%       0.00%     0.06%         0.81%
................................................................................................
  Class 2 Shares                                  0.75%       0.25%     0.06%         1.06%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Class 1 Shares                             $83       $259       $450      $1,002
..........................................
  Class 2 Shares                            $108       $337       $585      $1,294
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Dealer Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goal. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.
  The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index (approximately $0.34 billion to $9.41 billion as of December 31,
2004). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").
  The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

COMMON INVESTMENT PRACTICES

This section contains more detailed information about types of securities in which the Fund may invest and strategies that WM Advisors may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If the Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. This percentage limitation on borrowing is a fundamental policy of the Fund.
  The Fund may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by the Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.
  The fixed-income securities in which the Fund may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Fund may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.
  The Fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."
  Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.
  The Fund may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Fund to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.
  In addition, the Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, the Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.
  While the foregoing actions are intended to protect the Fund from adverse currency movements or allow the Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that the Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Fund may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund it may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:
  - repurchase agreements with maturities greater than seven days;
  - time deposits maturing in more than seven days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES. Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 33% of its total assets to brokers and other financial organizations. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
  In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.

  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at times when it wishes to do so.
  In addition, the Fund may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The Fund may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, including home equity loans; and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills; are not diversified; and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Fund may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  All the above are collectively referred to as "strategic transactions." Strategic transactions may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.
  The use of strategic transactions involves special considerations and risks; for example:
  - the ability of the Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors to predict pertinent market movements;
  - the risk that the other party to a strategic transaction will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and
  - the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.
  Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
  When-issued securities may include bonds purchased on a "when, as, and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of the Fund's assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Funds are shown under "Financial Highlights" in this prospectus. WM Advisors will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION
Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause the portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies which can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's net asset value per share for long-term investors. Frequent traders wishing to engage in market timing should not purchase shares of the Fund.
  The Board of Trustees has adopted policies and procedures designed to deter market timing with respect to the Fund. The procedures include the use of "fair value" pricing and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts"). Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders identified as market timers. The Fund reserves the right to reject any purchases, including purchases by exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Fund, there is no assurance that short-term trading will not occur.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site for the Fund at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI and on the Web site at wmgroupoffunds.com.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING DEALER COMPENSATION

  The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amount payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the remaining amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell variable annuities, variable life insurance contracts, and certain retirement plans that are funded through investments in the Fund or may offer the Fund as an investment option. These financial intermediaries receive compensation from the Distributor and its affiliates for selling such variable annuities, variable life insurance contracts, and shares of the Fund to retirement plans and/or providing services to shareholders of such contracts or beneficiaries of plans. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also makes ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to the ongoing payments and reimbursement of costs associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans, for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary.
  For 2004, the Distributor's total payments to these firms for distribution services related to the WM Group of Funds represented approximately 0.01% of the average daily net assets of the WM Group of Funds, or approximately $315,000.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's sales; assets and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans; and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Fund and related investor services.
  Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.
  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans that (other than ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
FFP Securities, Inc.
FSC Securities Corporation
H. Beck, Inc.
Investacorp, Inc.
NFP Securities, Inc.
Royal Alliance Associates, Inc.
Triad Advisors, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your insurance contract imposes other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that may be assessed.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by the Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.
  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAV is determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally requires the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

ADVISOR

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors. For more information, see the SAI.
  WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Fund's investment performance, and reporting to the Board of Trustees, as well as providing certain administrative services to the Fund. In connection with its service as investment advisor, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.
  The Fund's portfolio manager is compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and portfolio manager ownership of Fund shares.

DANIEL R. COLEMAN, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.75% of its net assets.

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IF ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                                              CLASS 1
                                                              ----------------------------------------------------
MID CAP STOCK FUND                                              2004       2003       2002       2001      2000(3)
YEARS ENDED DECEMBER 31                                       --------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.63    $ 11.49    $ 13.14    $ 11.74    $ 10.00
                                                              --------    -------    -------    -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.08(5)    0.06(5)    0.04(5)    0.03(5)    0.01(5)
      Net realized and unrealized gain/(loss) on investments      2.03       3.12      (1.36)      1.38       1.73
                                                              --------    -------    -------    -------    -------
      Total from investment operations                            2.11       3.18      (1.32)      1.41       1.74
                                                              --------    -------    -------    -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.05)     (0.04)     (0.03)     (0.01)        --
      Dividends from net realized capital gains                  (0.25)        --      (0.30)        --         --
                                                              --------    -------    -------    -------    -------
      Total distributions                                        (0.30)     (0.04)     (0.33)     (0.01)        --
                                                              --------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                $  16.44    $ 14.63    $ 11.49    $ 13.14    $ 11.74
                                                              ========    =======    =======    =======    =======
TOTAL RETURN(1)                                                  14.59%     27.73%    (10.35)%    11.99%     17.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $108,347    $84,408    $63,119    $71,988    $56,717
      Ratio of operating expenses to average net assets           0.81%      0.83%      0.84%      0.82%      1.04%(7)
      Ratio of net investment income to average net assets        0.54%      0.47%      0.32%      0.21%      0.14%(7)
      Portfolio turnover rate                                       32%        37%        28%        30%        13%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.81%      0.83%      0.84%      0.82%      1.04%(7)

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Mid Cap Stock Fund commenced operations on May 1, 2000.
4 The Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

    CLASS 2
    --------------------------------------
     2004      2003      2002      2001(4)
    ------    ------    -------    -------
    $14.58    $11.46    $ 13.13    $12.35
    ------    ------    -------    ------
      0.04(5)   0.03(5)    0.01(5)  (0.00)(5,6)
      2.02      3.11      (1.36)     0.79
    ------    ------    -------    ------
      2.06      3.14      (1.35)     0.79
    ------    ------    -------    ------
     (0.03)    (0.02)     (0.02)    (0.01)
     (0.25)       --      (0.30)       --
    ------    ------    -------    ------
     (0.28)    (0.02)     (0.32)    (0.01)
    ------    ------    -------    ------
    $16.36    $14.58    $ 11.46    $13.13
    ======    ======    =======    ======
     14.28%    27.45%    (10.54)%    6.38%
    $6,080    $3,725    $ 1,962    $  668
      1.06%     1.08%      1.09%     1.07%(7)
      0.29%     0.22%      0.07%    (0.04)%(7)
        32%       37%        28%       30%
      1.06%     1.08%      1.09%     1.07%(7)

5 Per share numbers have been calculated using the average shares method. 6 Amount represents less than $0.01 per share.
7 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they compose what are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Trust's Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831

                                                                      ADVVT 5/05